EXHIBIT 23.1






                          Independent Auditors' Consent
                          -----------------------------


The Board of Directors
CapSource Financial, Inc. and Subsidiaries:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP
KPMG LLP

Boulder, Colorado
February 24, 2003